Exhibit 5(a)

APPLICATION FOR AIM LIFETIME AMERICA(SM) VARIABLE ANNUITY SERIES

Issued by: Allstate Life Insurance Company of New York P.O. Box 94038 Palatine, IL 60094-4038 Telephone 800-692-4682 Fax 847-402-9543 Send overnight mail to:
Allstate Life Insurance Company of New York 300 N. Milwaukee Avenue, Vernon Hills, IL 60061-1533
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1.  Owner(s)

Name ______________________________ //M //F  Birthdate________________________
Address ______________________________________________________________________
                Street          City            State           Zip
Soc.Sec. No. ___________________________ Phone No. ___________________________
Name ______________________________ //M //F  Birthdate________________________
Address ______________________________________________________________________
                Street          City            State           Zip
Soc.Sec. No. ___________________________ Phone No. ___________________________
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2. Annuitant
Leave blank if Annuitant is same as sole Owner

Name ______________________________ //M //F  Birthdate________________________
Address ______________________________________________________________________
                Street          City            State           Zip
Soc.Sec. No. ___________________________ Relationship to Owner________________
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3.  Beneficiary(ies)

Name _________________Relationship to Owner_______%__ Soc. Sec. No.___________
Name _________________Relationship to Owner_______%__ Soc. Sec. No.___________
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4.  Purchase Payment

Initial Purchase Payment $ ___________________
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5.  Plan Options

Choose one product below:

// AIM Lifetime America Classic(sm) Variable Annuity (7-year surrender) // AIM Lifetime America Regal(sm) Variable Annuity (3-year surrender) // AIM Lifetime America Freedom(sm) Variable Annuity (No surrender)

Choose option(s):

// Base Contract; No Rider or select either or both of the following:
// Enhanced Death Benefit Rider
// Income Benefit Rider
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Check here for Contribution Strategy:
// Contribution Strategy (choose one: __ 3 yr __ 5  yr __ 7 yr)

Allocate the remainder of any variable funds by %. Check with your investment advisor for current guarantee period availability. Allows a portion of investment to be placed in a fixed account, which grows back to the principal, assuming no wihtdrawals are taken.
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Please allocate the initial purchase payment in whole % to the Investment
Alternatives specified below:

AIM V.I. Funds
// Aggressive Growth       __%  // Diversified Income     __%
// Balanced                __%  // Global Utilities       __%
// Basic Value             __%  // Government Securities  __%
// Blue Chip               __%  // Growth                 __%
// Capital Appreciation    __%  // High Yield             __%
// Capital Development     __%  // International Growth   __%
// Core Equity             __%  // Mid Cap Core Equity    __%
// Dent Demographic Trends __%  // Money Market           __%
                                Fixed Account
// New Technology          __%  // 1-Year Guarantee Period   __
// Premier Equity          __%  // 3-Year Guarantee Period   __
// ______________          __%  // 5-Year Guarantee Period   __
// ______________          __%  // 7-Year Guarantee Period   __
// ______________          __%  // DCA Options               __
// ______________          __%  (Please allocate DCA below.)
// ______________          __%          Total                100%
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Dollar-Cost Averaging (DCA) Options
// 6-month DCA Option. Money will be transferred in equal monthly installments for __ (1-6) months.
// 12-month DCA Option. Money will be transferred in equal monthly installments for __ (7-12) months.

Please allocate the DCA Option amoutn to the Investment Alternatives specified below:

// Aggressive Growth       __%  // Diversified Income     __%
// Balanced                __%  // Global Utilities       __%
// Basic Value             __%  // Government Securities  __%
// Blue Chip               __%  // Growth                 __%
// Capital Appreciation    __%  // High Yield             __%
// Capital Development     __%  // International Growth   __%
// Core Equity             __%  // Mid Cap Core Equity    __%
// Dent Demographic Trends __%  // Money Market           __%

// New Technology          __%
// Premier Equity          __%
// ______________          __%
// ______________          __%
// ______________          __%
// ______________          __%
// ______________          __%

        Total              100%
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NYAR3                                                                   06/02

Exhibit 5(b)

REQUEST TO ADD A RIDER

Contract#________________________________________   Date ________________

Owner(s) Name ___________________________________________________________

Owner(s) Signature ______________________________________________________

Soc, Sec. No. ________________________________  Phone No. _______________

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1. OPTIONAL RIDER

You may elect any of the following options. Please refer to your prospectus for full details. Once you have made your selection, you cannot cancel the benefit. This form is for adding riders only.

// ENHANCED DEATH BENEFIT (Issueages 0-80, oldest owner and annuitant): Annual charge is 0.25%.

// ENHANCED EARNINGS DEATH BENEFIT (EEDB)* (Issue ages 0-75, oldest owner and annuitant): Annual charge, based on ageat time of election, is 0.15% for ages 0-55; 0.25% for ages 56-65; 0.35% for ages 66-75. (Not Available with IRA's.)

// INCOME  PROTECTION  BENEFIT*  (Issue ages 0-75,  oldest owner and annuitant):
Annual charge is 0.30%.

*May not be available in all states.

The contract rider will be mailed to the owner at the address listed above. I UNDERSTAND THAT THE ADDITIONAL CHARGES (NOTED ABOVE) WILL BE DEDUCTED FROM THE VALUE OF MY VARIABLE ANNUITY CONTRACT, RESULTING IN AN ADJUSTMENT TO THE NUMBER OF UNITS AND UNIT VALUES.
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2. ADDIITONAL PURCHASE PAYMENT

Purchase Payment Amount $_____________________________

Please  indicate  the amount in the space  provided and specify how the addition
should  be  allocated.   Percentage  allocations  must  total  100%  and  dollar
aalocations must total the purchase payment amount.

AIM V.I. FUNDS
// Aggressive Growth       __%  // New Technology          __%
// Balanced                __%  // Premier Equity          __%
// Basic Value             __%  // ______________          __%
// Blue Chip               __%  // ______________          __%
// Capital Appreciation    __%  // ______________          __%
// Capital Development     __%  // ______________          __%
// Core Equity             __%  // ______________          __%
// Dent Demographic Trends __%
// Diversified Income      __%  FIXED ACCOUNT*
// Global Utilities        __%  // 1-Year Guarantee Period    __
// Government Securities   __%  // 3-Year Guarantee Period*   __
// Growth                  __%  // 5-Year Guarantee Period*   __
// High Yield              __%  // 7-Year Guarantee Period*   __
// International Growth    __%  // 10-Year Guarantee Period*  __
// Mid Cap Core Equity     __%
// Money Market            __%          Total                100%

*May not be available with all products in all states.
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3. REQUIRED SIGNATURES

Owner(s) _______________________________________        Date _________________

Owner(s) _______________________________________        Date _________________

THE RIDER/ADDITION WILL TAKE EFFECT ON THE DATE GLENBROOK LIFE AND ANNUITY COMPANY RECEIVES THE REGUEST. ANY REQUESTS RECEIVED AFTER 3:00 PM CENTRAL TIME WILL BE PROCESSED ON THE FOLLOWING BUSINESS DAY.

Glenbrook Life and Annuity Company o PO Box 94039 o Palatine, IL 60094-4039 o Telephone 800-776-6978
Overnight mail: 300 North Milwaukee o Vernon Hills, IL 60061 o Fax 847-402-9543

GLMR170                                                                    03/02